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                                                                   EXHIBIT 23(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS





        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 33-51921) and Form S-8 (Nos. 33-14605, 33-22146, 33-47570 and 33-53195)
        of Battle Mountain Gold Company of our report dated February 23, 1996 included in this Form 10-K.


        PRICE WATERHOUSE LLP

        Houston, Texas
        March 8, 1996